UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22745

American Funds Global High-Income Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: May 31, 2014

Courtney R. Taylor

American Funds Global High-Income Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Global High-Income Opportunities Fund Investment Portfolio May 31, 2014

unaudited

Bonds, notes & other debt instruments 94.86%
Corporate bonds & notes 52.28%	Principal amount	Value
Industrials 8.17%	(000)	(000)

Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	$300	$ 313
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	200	211
Navios Maritime Holdings Inc. 7.375% 2022[1]	200	204
Nortek Inc. 8.50% 2021	525	581
RZD Capital Ltd. 8.30% 2019	RUB15,000	400
R.R. Donnelley & Sons Co. 7.25% 2018	$159	185
R.R. Donnelley & Sons Co. 7.875% 2021	50	58
R.R. Donnelley & Sons Co. 7.00% 2022	125	137
ADT Corp. 4.125% 2019	350	351
Far East Capital Limited SA 8.75% 2020[1]	350	289
ADS Waste Escrow 8.25% 2020	250	272
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	250	261
Euramax International, Inc. 9.50% 2016	250	251
Brunswick Rail Finance Ltd. 6.50% 2017	250	251
Avianca Holdings SA, 8.375% 2020[1]	225	237
Ply Gem Industries, Inc. 6.50% 2022[1]	175	172
Builders Firstsource 7.625% 2021[1]	100	107
CEVA Group PLC 7.00% 2021[1]	100	102
		4,382
Health care 7.56%

inVentiv Health Inc. 9.00% 2018[1]	400	430
inVentiv Health Inc. 11.00% 2018[1]	425	404
DJO Finance LLC 7.75% 2018	85	89
DJO Finance LLC 8.75% 2018	225	243
DJO Finance LLC 9.875% 2018	405	439
INC Research LLC 11.50% 2019[1]	600	684
Forest Laboratories, Inc. 5.00% 2021[1]	250	274
VWR Funding, Inc. 7.25% 2017	250	267
HCA Inc. 3.75% 2019	150	153
HCA Inc. 5.00% 2024	65	66
Centene Corp. 5.75% 2017	100	109
Centene Corp. 4.75% 2022	75	76
Select Medical Holdings Corp. 6.375% 2021	175	183
PRA Holdings, Inc. 9.50% 2023[1]	150	167
Kinetic Concepts, Inc. 12.50% 2019	125	145
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	140	139
Symbion Inc. 8.00% 2016	100	105
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	80	82
		4,055
Telecommunication services 7.14%

Millicom International Cellular SA 4.75% 2020[1]	500	494
Millicom International Cellular SA 6.625% 2021[1]	200	214
Sprint Nextel Corp. 7.00% 2020	575	637
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Telecommunication services (continued)	(000)	(000)

Wind Acquisition SA 7.25% 2018[1]	$400	$ 424
Wind Acquisition SA 7.25% 2018[1]	200	212
NII Capital Corp. 10.00% 2016	450	142
NII Capital Corp. 7.875% 2019[1]	300	254
NII Capital Corp. 11.375% 2019[1]	250	214
Digicel Group Ltd. 8.25% 2020	250	271
Digicel Group Ltd. 6.00% 2021[1]	200	204
Trilogy International Partners, LLC 10.25% 2016[1]	375	387
MetroPCS Wireless, Inc. 6.25% 2021	125	133
T-Mobile US, Inc. 6.731% 2022	100	108
MetroPCS Wireless, Inc. 6.625% 2023	125	136
		3,830
Energy 6.78%

Sabine Pass Liquefaction, LLC 5.625% 2021	400	421
Sabine Pass Liquefaction, LLC 5.75% 2024[1]	200	206
PDC Energy Inc. 7.75% 2022	450	500
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,2]	195	209
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,2]	200	214
Teekay Corp. 8.50% 2020	350	406
Arch Coal, Inc. 7.25% 2021	500	359
Petróleos Mexicanos 6.50% 2041	250	293
Peabody Energy Corp. 6.00% 2018	250	262
CONSOL Energy Inc. 8.25% 2020	225	246
Alpha Natural Resources, Inc. 6.00% 2019	300	213
Samson Investment Co. 10.75% 2020[1]	200	210
NGPL PipeCo LLC 7.119% 2017[1]	75	75
NGPL PipeCo LLC 9.625% 2019[1]	25	27
		3,641
Materials 6.56%

CEMEX Finance LLC 9.375% 2022	500	590
JMC Steel Group Inc. 8.25% 2018[1]	550	567
First Quantum Minerals Ltd. 6.75% 2020[1]	254	260
First Quantum Minerals Ltd. 7.00% 2021[1]	254	260
ArcelorMittal 7.25% 2041[3]	300	317
Ryerson Inc. 11.25% 2018	250	281
FMG Resources 6.00% 2017[1]	250	260
Reynolds Group Inc. 9.875% 2019	225	249
Walter Energy, Inc. 9.875% 2020	275	166
Walter Energy, Inc. 8.50% 2021	125	68
Sibur Securities Ltd. 3.914% 2018[1]	200	191
LSB Industries, Inc. 7.75% 2019[1]	150	161
Rayonier Advanced Materials Inc. 5.50% 2024[1]	145	147
		3,517
Consumer discretionary 6.28%

Boyd Gaming Corp. 9.00% 2020	750	832
Caesars Entertainment Operating Co. 11.25% 2017	300	265
Caesars Entertainment Operating Co. 9.00% 2020	300	241
DISH DBS Corp. 4.625% 2017	200	213
DISH DBS Corp. 4.25% 2018	200	209
VTR Finance BV 6.875% 2024[1]	225	239
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer discretionary (continued)	(000)	(000)

Neiman Marcus Group LTD Inc. 8.00% 2021[1]	$125	$ 138
Neiman Marcus Group LTD Inc. 8.75% 2021[1,3,4]	75	83
Toys “R” Us-Delaware, Inc. 7.375% 2016[1]	250	221
Laureate Education, Inc. 9.25% 2019[1]	200	211
Sotheby’s Holdings, Inc. 5.25% 2022[1]	200	193
Automotores Gildemeister SA 8.25% 2021	150	106
Automotores Gildemeister SA 8.25% 2021[1]	100	71
Grupo Televisa, SAB 7.25% 2043	MXN2,000	133
Guitar Center, Inc. 9.625% 2020[1]	$125	113
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 2020[2,3,5]	100	102
		3,370
Information technology 4.37%

First Data Holdings, Inc. 14.50% 2019[1,4]	262	258
First Data Corp. 11.75% 2021	200	223
First Data Corp. 8.75% 2022[1,3,4]	125	137
NXP BV and NXP Funding LLC 3.75% 2018[1]	475	480
Alcatel-Lucent USA Inc. 4.625% 2017[1]	300	310
Freescale Semiconductor, Inc. 5.00% 2021[1]	250	256
Global A&T Electronics Ltd. 10.00% 2019[1]	275	227
SRA International, Inc. 11.00% 2019	150	160
Serena Software, Inc. Term Loan B 7.50% 2020[2,3,5]	150	151
Lawson Software, Inc. 9.375% 2019	125	140
		2,342
Financials 3.60%

Crescent Resources 10.25% 2017[1]	400	450
Realogy Corp. 9.00% 2020[1]	350	402
iStar Financial Inc., Series B, 9.00% 2017	125	147
iStar Financial Inc. 4.875% 2018	200	205
CIT Group Inc. 5.00% 2017	225	241
CIT Group Inc. 3.875% 2019	100	101
BBVA Bancomer SA 6.50% 2021	200	224
Icahn Enterprises Finance Corp. 6.00% 2020	150	161
		1,931
Utilities 0.97%

NRG Energy, Inc. 6.625% 2023	200	215
Emgesa SA ESP 8.75% 2021	COP300,000	173
AES Corp. 8.00% 2017	$ 25	29
AES Corp. 5.50% 2024	100	103
		520
Consumer staples 0.85%

Marfrig Holdings (Europe) BV 9.875% 2017[1]	225	250
C&S Group Enterprises LLC 8.375% 2017[1]	200	209
		459
Total corporate bonds & notes		28,047
Bonds & notes of governments outside the U.S. 39.63%

Greek Government 2.00%/3.00% 2023[6]	€110	122
Greek Government 2.00%/3.00% 2024[6]	110	119
Greek Government 2.00%/3.00% 2025[6]	110	117
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Greek Government 2.00%/3.00% 2026[6]	€110	$ 115
Greek Government 2.00%/3.00% 2027[6]	110	112
Greek Government 2.00%/3.00% 2028[6]	110	110
Greek Government 2.00%/3.00% 2029[6]	110	109
Greek Government 2.00%/3.00% 2030[6]	110	107
Greek Government 2.00%/3.00% 2031[6]	110	105
Greek Government 2.00%/3.00% 2032[6]	110	104
Greek Government 2.00%/3.00% 2033[6]	110	102
Greek Government 2.00%/3.00% 2034[6]	110	101
Greek Government 2.00%/3.00% 2035[6]	110	100
Greek Government 2.00%/3.00% 2036[6]	110	99
Greek Government 2.00%/3.00% 2037[6]	110	98
Greek Government 2.00%/3.00% 2038[6]	110	98
Greek Government 2.00%/3.00% 2039[6]	110	98
Greek Government 2.00%/3.00% 2040[6]	110	97
Greek Government 2.00%/3.00% 2041[6]	110	97
Greek Government 2.00%/3.00% 2042[6]	110	97
Brazil (Federal Republic of) 10.00% 2017	BRL2,000	863
Brazil (Federal Republic of) 6.00% 2045[7]	2,473	1,087
United Mexican States Government 3.50% 2017[7]	MXN7,696	651
United Mexican States Government Global, Series A, 4.00% 2023	$200	211
United Mexican States Government, Series M20, 10.00% 2024	MXN8,500	876
Colombia (Republic of) Global 9.85% 2027	COP1,230,000	863
Colombia (Republic of), Series B, 6.00% 2028	1,520,000	747
Portuguese Government 4.95% 2023	€320	486
Portuguese Government 5.65% 2024	645	1,026
Russian Federation 7.50% 2018	RUB37,300	1,048
Russian Federation 5.00% 2020	$400	427
Turkey (Republic of) 9.50% 2022	TRY1,500	740
Turkey (Republic of) 6.875% 2036	$425	506
Slovenia (Republic of) 5.50% 2022	500	550
Slovenia (Republic of) 5.85% 2023[1]	500	561
Venezuela (Republic of) 9.25% 2027	900	738
Iraq (Republic of) 5.80% 2028[2]	700	672
Polish Government, Series 0922, 5.75% 2022	PLN1,750	664
Uruguay (Republic of) 4.25% 2027[2,7]	UYU13,906	645
Philippines (Republic of) 6.375% 2022	PHP16,325	440
Philippines (Republic of) 7.75% 2031	$125	177
Dominican Republic 8.625% 2027[2]	300	366
Dominican Republic 7.45% 2044[1]	225	243
Republic of Belarus 8.95% 2018	500	531
Hungarian Government 5.375% 2023	494	531
Zambia (Republic of) 8.50% 2024[1]	475	512
Indonesia (Republic of) 7.875% 2019	IDR5,640,000	489
Argentina (Republic of) 7.00% 2017	$500	458
Argentina (Republic of) 8.28% 2033[2,4]	35	27
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR4,025	372
Bahrain Government 5.50% 2020	$250	276
Sri Lanka (Republic of) 6.25% 2021	250	266
Lithuania (Republic of) 6.625% 2022	200	243
Thai Government 3.625% 2023	THB7,450	226
Gabonese Republic 6.375% 2024[2]	$200	221
Chilean Government 6.00% 2021	CLP110,000	214
Peru (Republic of) 7.35% 2025	$150	200
		21,260
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury 2.49%	(000)	(000)

U.S. Treasury 0.25% 2015	$1,335	$ 1,337
Municipals 0.46%

Public Improvement Refunding Bonds (General Obligation Bonds), Series 2014-A, 8.00% 2035	275	246
Total bonds, notes & other debt instruments (cost: $51,153,000)		50,890
Convertible securities 0.93%

Industrials 0.93%	Shares

CEVA Group PLC, Series A-1, 3.226% convertible preferred[8]	145	225
CEVA Group PLC, Series A-2, 2.226% convertible preferred[8,9]	231	271
Total convertible securities (cost: $427,000)		496
Common stocks 0.23%

Industrials 0.23%

CEVA Group PLC[1,8,10]	107	125
Total common stocks (cost: $124,000)		125
	Principal amount
Short-term securities 2.05%	(000)

General Electric Co. 0.06% due 6/2/2014	$1,100	1,100
Total short-term securities (cost: $1,100,000)		1,100
Total investment securities (cost: $52,804,000)		52,611
Other assets less liabilities		1,035
Net assets		$53,646

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $3,604,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 5/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Brazilian reais	7/2/2014	Citibank	$827	BRL1,850	$ 9
Colombian pesos	6/9/2014	Citibank	$370	COP710,225	(3)
Euros	6/19/2014	Citibank	$1,850	€1,350	10
Mexican pesos	6/12/2014	Bank of New York Mellon	$736	MXN9,550	(6)
Turkish lira	6/5/2014	Bank of New York Mellon	$415	TRY900	(13)
					$ (3)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,381,000, which represented 26.81% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $253,000, which represented .47% of the net assets of the fund.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $621,000, which represented 1.16% of the net assets of the fund.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/14/2012 at a cost of $280,000) may be subject to legal or contractual restrictions on resale.
[10]	Security did not produce income during the last 12 months.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At May 31, 2014, all of the fund’s investment securities were classified as Level 2.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 2,511
Gross unrealized depreciation on investment securities	(2,762)
Net unrealized depreciation on investment securities	(251)
Cost of investment securities for federal income tax purposes	52,862

Key to abbreviations and symbol
BRL = Brazilian reais	PLN = Polish zloty
CLP = Chilean pesos	RUB = Russian rubles
COP = Colombian pesos	THB = Thai baht
€ = Euros	TRY = Turkish lira
IDR = Indonesian rupiah	UYU = Uruguayan pesos
MXN = Mexican pesos	ZAR = South African rand
PHP = Philippine pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-038-0714O-S44432

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: July 29, 2014